UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Offering of the Notes

On November 12, 2026, Hyatt Hotels Corporation (the “Company”) issued and sold $400,000,000 of its 5.950% Senior Notes due 2033 (the “Notes”) in a public offering (the “Offering”) pursuant to an effective Registration Statement on Form S-3 (Registration No. 333-298633) (the “Registration Statement”). The Company received net proceeds from the Offering of approximately $395.3 million, after deducting underwriters’ discounts and estimated offering expenses payable by the Company.

The Company intends to use the net proceeds from the Offering, along with excess cash, to repay all of the 5.750% notes due 2027 (the “2027 Notes”) at or prior to their maturity on January 30, 2027 and for general corporate purposes.

Indenture

The Notes were issued pursuant to an indenture, dated August 30, 2023 (the “Base Indenture”), between the Company and Computershare Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a fifth supplemental indenture, dated November 12, 2026 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee, setting forth the terms of the Notes.

The Base Indenture was included as Exhibit 4.5 to the Company’s Registration Statement on Form S-3 (No. 333-298633), filed on August 28, 2026, and is incorporated herein by reference. The Fifth Supplemental Indenture and the form of the Notes are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference. The Fifth Supplemental Indenture and the form of the Notes are also filed with reference to, and are hereby incorporated by reference in, the Registration Statement.

Terms of the Notes

Interest and Maturity. The Notes will bear interest at a rate of 5.950% per annum, which will be payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2027. The Notes will mature on November 15, 2033.

Redemption. At any time prior to September 15, 2033, the Company may redeem some or all of the Notes at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest plus a “make-whole” amount calculated at the applicable Treasury Rate, plus 20 basis points.

Change of Control. In the event of a Change of Control Triggering Event (as defined in the Indenture), the holders of the Notes may require the Company to purchase for cash all or a portion of the holders’ Notes at a purchase price equal to 101% of the principal amount of the Notes purchased plus accrued and unpaid interest, if any.

Covenants. The Indenture does not limit the ability of the Company or its subsidiaries to issue or incur other debt or issue preferred stock. Subject to certain important exceptions, the Indenture contains covenants that, among other things, limit the Company’s ability and the ability of certain of the Company’s subsidiaries to create liens on principal property, enter into sale and leaseback transactions with respect to principal property and enter into mergers or consolidations or transfer all or substantially all of the Company’s assets.

Ranking. The Notes rank equal in right of payment with all of the Company’s other existing and future unsecured unsubordinated indebtedness, senior in right of payment to all of the Company’s future subordinated indebtedness and effectively subordinated in right of payment to all of the Company’s existing and future secured obligations to the extent of the value of the assets securing such obligations. The Notes are not obligations of, nor are they guaranteed by, any of the Company’s subsidiaries. As a result, the Notes are structurally subordinated to all of the existing and future liabilities (including trade payables) of each of the Company’s subsidiaries.

The descriptions of the Indenture and the Notes herein are summaries and are qualified in their entirety by the terms of the Indenture and the Notes.

Item 8.01. Other Events.

Underwriting Agreement

The Notes were sold pursuant to an Underwriting Agreement, dated as of November 2, 2026 (the “Underwriting Agreement”), by and among the Company and J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement sets forth the terms and conditions pursuant to which the Company agreed to sell the Notes to the underwriters and the underwriters agreed to purchase the Notes from the Company for resale to the public in the Offering.

The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference in, the Registration Statement.

Legal Opinion Letter

In connection with the Offering, a legal opinion letter of Latham & Watkins LLP regarding the validity of the Notes is attached as Exhibit 5.1 hereto. The legal opinion letter is also filed with reference to, and is hereby incorporated by reference in, the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated as of November 2, 2026, by and among the Company and J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
4.1	Fifth Supplemental Indenture, dated as of November 12, 2026, between the Company and Computershare Trust Company, N.A., as trustee.
4.2	Form of 5.950% Senior Note due 2033 (included in Exhibit 4.1).
5.1	Opinion of Latham & Watkins LLP, dated November 12, 2026.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hyatt Hotels Corporation

Date: November 12, 2026	By:	/s/ Joan Bottarini
		Name:	Joan Bottarini
		Title:	Executive Vice President, Chief Financial Officer